RYDEX SERIES FUNDS

                      ESSENTIAL PORTFOLIO CONSERVATIVE FUND
                        ESSENTIAL PORTFOLIO MODERATE FUND
                       ESSENTIAL PORTFOLIO AGGRESSIVE FUND


                      Supplement dated June 30, 2006 to the
                         A-Class and C-Class Prospectus
                               dated June 30, 2006


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.


Under the section "Sales Charge Waivers" beginning on page 41, please note that, for the period from June 30, 2006 through July 31, 2006, the category of accounts eligible for a waiver described in the last bullet point is replaced by the following:

         o Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.